UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 8, 2026

Date of Report (Date of earliest event reported)

FLAG SHIP ACQUISITION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-42138	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Broadway, Suite 934

New York, New York 10004

(Address of Principal Executive Offices, and Zip Code)

(646)-362-0256

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, $0.001 par value, and one right	FSHPU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.001 par value	FSHP	The Nasdaq Stock Market LLC
Rights to receive one-tenth (1/10th) of one Ordinary Share	FSHPR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On May 8, 2026, Flag Ship Acquisition Corporation (the “Company”) entered into a letter of intent (the “Letter of Intent”) with Bluechip & Co. Holdings (“Bluechip”), a Cayman Islands exempt company, in connection with a proposed business combination transaction (the “Proposed Transaction”).

The Letter of Intent provides for an exclusive negotiation period, during which the Company will conduct due diligence on Bluechip and the parties will negotiate the terms of a definitive agreement. The parties have agreed to a ninety (90) day period of mutual exclusivity, which may be extended under certain conditions as specified in the Letter of Intent. The Letter of Intent includes binding provisions regarding exclusivity and other related transaction provisions governing the parties’ negotiations. The Proposed Transaction remains subject to due diligence, the negotiation and execution of definitive agreements, satisfaction of customary closing conditions, and approval by the boards and shareholders of the parties. There can be no assurance that the parties will enter into a definitive agreement or that the Proposed Transaction will be consummated.

In addition, on May 8, 2026, the Company issued a press release announcing the signing of the Letter of Intent for the Proposed Transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 8.01 (including Exhibit 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 8.01.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks, uncertainties, and assumptions that are difficult to predict. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the proposed business combination, the negotiation of a definitive agreement, future events, our future financial performance, business strategy, and plans and objectives of management for future operations, are forward-looking statements. The Company has attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. The forward-looking statements made herein are based on the Company’s current expectations, assumptions, and projections, which could be incorrect. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various important factors, including, without limitation, the ability of the parties to enter into a definitive agreement and satisfy the closing conditions, its limited operating history, competitive factors in the industries and markets in which the Company and Bluechip operate, and other general economic conditions. The forward-looking statements made herein speak only as of the date of this Current Report on Form 8-K and the Company undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law.

Additional Information and Where to Find It

If a definitive agreement is entered into in connection with the Proposed Transaction, the Company or a newly formed holding company will prepare a proxy statement/prospectus to be filed with the United States Securities and Exchange Commission (the “SEC”) and mailed to its shareholders. The Company urges its investors and other interested persons to read, when available, the proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the Proposed Transaction. The proxy statement/prospectus will be distributed to the Company’s public shareholders in connection with the Company’s solicitation of proxies for the vote by its shareholders with respect to the Proposed Transaction and other matters as will be described therein. The proxy statement/prospectus, once available, can be obtained, without charge, at the SEC’s website (http://www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, Bluechip, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Proposed Transaction. Information regarding the Company’s directors and executive officers is available in its final prospectus related to its initial public offering dated June 17, 2024, and in its subsequent filings with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Proposed Transaction will be included in the proxy statement/prospectus when it becomes available.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Flag Ship Acquisition Corporation

Dated: May 11, 2026	By:	/s/ Matthew Chen
	Name:	Matthew Chen
	Title:	Chief Executive Officer

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